Exhibit 1.01

                                                                 Draft of 8/8/97


                          CLEARVIEW CINEMA GROUP, INC.

                              _____________ Shares

                                  Common Stock
                           (Par Value $.01 Per Share)
                             UNDERWRITING AGREEMENT
                                 ________ , 1997


PRIME CHARTER LTD.
810 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

           1. Introduction. Clearview Cinema Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Prime Charter Ltd. and the other Underwriters listed on Schedule A hereto (collectively, the "Underwriters") an aggregate of _____________ shares (the "Primary Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"). The Company also proposes to issue and sell to the Underwriters an aggregate of not more than _________ additional shares of Common Stock (the "Additional Shares") if requested by the Representative (as defined below) in accordance with Section 9 hereof. The Primary Shares and the Additional Shares are collectively referred to herein as the "Shares." The words "you" and "your" refer to the Underwriters. Prime Charter Ltd. is acting as representative (in such capacity, the "Representative") of the several Underwriters.

           2. Representations and Warranties. The Company represents, warrants and agrees with the Underwriters that:

                 (a) A registration statement on Form SB-2 (File No. 333-27819) under the Securities Act of 1933, as amended (the "Act"), with respect to the Shares, including a form of prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder. Such registration statement has been filed with the Commission under the Act, and one or more amendments to such registration statement may also have been so filed. After the execution of this Agreement, the Company shall file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement filed with the Commission (or, if no such amendment shall have been filed, in such registration statement), with such insertions and changes as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act as shall have been provided to and approved by the Representative prior to the filing thereof, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representative prior to the filing thereof. As used in this Agreement, the term "Registration


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Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto; the Registration Statement shall be deemed to include any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion that was distributed to prospective investors; and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Registration Statement at the time when it was or is declared effective.

                 (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus and has not instituted or, to the best knowledge of the Company, threatened to institute any proceedings with respect to such an order. When any Preliminary Prospectus was filed with the Commission it (i) complied in all material respects with the requirements of the Act and the Rules and Regulations, and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective and at all times subsequent thereto up to and including the Closing Date (as defined in Section 3 hereof) and any Additional Closing Date (as defined in Section 9 hereof), it (i) complied or will comply in all material respects with the requirements of the Act and the Rules and Regulations and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus and any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement and any amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at all times subsequent thereto up to and including the Closing Date and any Additional Closing Date, the Prospectus, as amended or supplemented at any such time (i) complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations, and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) shall not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of the Underwriters expressly for use therein.

                 (c) Each of the Company and the subsidiaries listed on Annex A hereto (each a "Subsidiary" and, collectively, the "Subsidiaries"), (i) is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and
(ii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business requires such qualification or in which it owns or leases property, in each case except for those jurisdictions in which the failure to so qualify or be in good standing, individually or in the aggregate, has not had and is not reasonably likely to have a Material Adverse Effect (as defined below). As of the Closing Date, the Subsidiaries

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will constitute the only subsidiaries of the Company. "Material Adverse Effect"
means any development or change could be materially adverse to the business, properties, assets, condition (financial or other) or results of operations of the Company and the Subsidiaries, taken as a whole.

                 (d) The Company will have the duly authorized and validly outstanding capitalization and the adjusted capitalization set forth under the caption "Capitalization" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) on the Closing Date, based on the assumptions set forth therein. The Common Stock, Class A Preferred Stock, A/B Warrants, Class A Warrants and the Underwriters Warrants (the "Securities") conform to the descriptions thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The outstanding shares of Common Stock have been duly authorized and validly issued by the Company and are fully paid and non-assessable. Except as created hereby or referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), as of the Closing Date, there will be no outstanding options, warrants, rights or other arrangements requiring the Company or any Subsidiary at any time to issue any capital stock. As of the Closing Date, no holders of outstanding shares of capital stock of the Company will be entitled as such to any preemptive or other rights to subscribe for any of the Shares and neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company. The Shares have been duly authorized by all necessary corporate action on the part of the Company, and on the Closing Date or any Additional Closing Date, as the case may be, after payment therefor in accordance with the terms of this Agreement, (i) the Shares to be sold by the Company hereunder on such date will be validly issued, fully paid and non-assessable, and (ii) good and marketable title to the Shares to be sold by the Company hereunder on such date will pass to the Underwriters free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever. Except for its equity interest in the Subsidiaries or as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company does not, directly or indirectly, own any stock or other equity interest in any corporation, partnership or other entity. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, as of the Closing Date, will be owned by the Company free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever, except as disclosed in the Registration Statement. The Company has reserved sufficient shares of Common Stock for issuance upon the exercise of all outstanding options and warrants (including the Underwriter Warrants (as defined in Section 3(c) hereof)). The Company has received, subject to official notice of issuance, approval to have the Shares listed on the American Stock Exchange (the "ASE"), and the Company does not know of any reason or set of facts which is likely to adversely affect such approval.

                 (e) The financial statements and the related notes and schedules thereto included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present in all material respects the consolidated financial condition, results of operations, stockholders' equity and cash flows of the entities to which they relate at the dates and for the periods specified therein. Such consolidated financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The audited financial

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statements for the businesses, which have been acquired or are to be acquired by the Company (collectively, the "Acquired Companies") included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) have been examined and certified by Wiss & Company LLP, which are independent public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith. The selected historical financial information set forth under the caption "Summary Consolidated Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) is consistent with the financial statements contained in the Registration Statement. The pro forma financial statements of the Company and the Subsidiaries, and the related notes thereto, set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), have been prepared in conformity with the requirements of the Act and the Rules and Regulations and present fairly in all material respects the pro forma information shown therein; and the pro forma adjustments on such pro forma financial statements have been properly applied on the basis described in the related notes thereto. The pro forma financial data set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) under the caption "Summary Consolidated Financial Data" has been prepared in conformity with the Act and the Rules and Regulations with respect to pro forma financial information, the assumptions used in preparing the pro forma financial statements included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial amounts.

                 (f) The Company and each of the Subsidiaries have filed all necessary federal, state and local income, franchise and other tax returns, and have paid all taxes shown as due thereunder. The Company has no knowledge of any tax deficiency which might be assessed against the Company or any Subsidiary, which has had or is reasonably likely to have a Material Adverse Effect.

                 (g) The Company and each of the Subsidiaries maintain insurance of the types and in amounts which they reasonably believe to be adequate for their business, in such amounts and with such deductibles as is customary for companies in the same or similar business, all of which insurance is in full force and effect. The Company has no reason to believe that the Company or the Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers to the extent necessary to continue their business at a cost that would not have or would not be reasonably likely to have a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (h) The Company maintains the "key man" life insurance described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (i) There is no action, suit, proceeding or investigation (including, without limitation, in connection with any Environmental Laws (as defined in Section 2(v) hereof)) pending or, to the Company's best knowledge, threatened, before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign

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which (i) questions the validity of the capital stock of the Company or this
Agreement or the Underwriter Warrant Agreement (as defined in Section 3(c) hereof) or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement or the Underwriter Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) could have or is reasonably likely to have a Material Adverse Effect.

                 (j) The Company has full legal right, power and authority to enter into this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Company; and this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of the Company (except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law). None of the Company's execution or delivery of this Agreement or the Underwriter Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds," or the conduct of its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or causes or will cause (or permits or will permit) the maturation or acceleration of any liability or obligation or the termination of any right under, or results in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or any of the Subsidiaries pursuant to the terms of (i) the certificate or articles of incorporation or bylaws (or other organizational documents, as applicable) of the Company or any of the Subsidiaries, (ii) any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement, partnership agreement, joint venture agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it is or any of them are or may be bound or to which any of their respective properties is or may be subject, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties, except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or with respect to matters described in clause (ii) or (iii) above that have not and that are not individually or in the aggregate reasonably likely to have a Material Adverse Effect.

                 (k) There is no document or agreement of a character required to be described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All agreements which are in existence on the date hereof or as of the Closing Date, copies of which are filed as exhibits to the Registration Statement to which the Company or any of the Subsidiaries is a party or by which it is or any of them are or may be bound or to which any of their assets or properties is or may be subject have been duly and authorized, executed and delivered by the Company or such Subsidiary, as the case may be, and constitute the legal, valid and binding agreements of the Company or such Subsidiary, as the case

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may be, enforceable against it in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors' rights generally and general equitable principles relating to the availability of remedies). The descriptions in the Registration Statement of such documents or agreements fairly present in all material respects the information required to be shown with respect thereto by the Act and the Rules and Regulations, and there are no such documents or agreements which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not so described or filed as required, and the exhibits which have been filed are complete and correct copies (excluding schedules and other attachments not required to be filed under the Act or the Rules and Regulations) of the documents of which they purport to be copies.

                 (l) Subsequent to the most recent respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and except as expressly contemplated therein, neither the Company nor any of the Subsidiaries has incurred, other than in the ordinary course of its business, any liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and the Company has not purchased any of its outstanding capital stock or paid or declared any dividends or other distributions on its capital stock, and there has been no change in capital stock or indebtedness of the Company or any Subsidiary or any other event or circumstance that could result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is in breach or violation of, or in default under, any term or provision of (i) its certificate or articles of incorporation or bylaws (or other organizational documents, as applicable), (ii) any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement, partnership agreement, joint venture agreement or other agreement or instrument to which it is a party by which it is or may be bound or to which any of its properties is or may be subject, or any indebtedness, which breach, violation or default individually or in the aggregate is reasonably likely to have a Material Adverse Effect, or (iii) any statute, judgment, decree, order, rule or regulation applicable to it of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties, which breach, violation or default individually or in the aggregate is reasonably likely to have a Material Adverse Effect.

                 (m) The Company has obtained and delivered to the Representative agreements (the "Lock-Up Agreements") from each of the persons and entities listed on Schedule B hereto, representing all of the Company's executive officers and directors and the holders of the outstanding equity securities of the Company (or securities convertible into or exchangeable or exercisable for equity securities of the Company), to the effect that such person or entity will not, commencing on the date of the Prospectus and continuing for a 12-month period thereafter, without the Representative's prior written consent (not to be unreasonably withheld), directly or indirectly, offer, sell, pledge or otherwise encumber, or grant any option to purchase or otherwise dispose of, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock.

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                 (n) No labor disturbance by the employees of the Company or any of the Subsidiaries exists or is, to the Company's best knowledge, imminent which in any case is reasonably likely to have a Material Adverse Effect.

                 (o) The Company and the Subsidiaries neither have nor use any material inventions, proprietary knowledge, patents or service marks. The Company and the Subsidiaries own, or are licensed or otherwise possess sufficient rights to use, the trademarks, trade names, logo marks and copyrights used in or necessary for the conduct of their business (collectively, "Rights"). No claims have been asserted against the Company or any of the Subsidiaries by any person with respect to the use of any such Rights or which challenge or question the validity or effectiveness of any such Rights, except for any of the foregoing which is not reasonably likely to have a Material Adverse Effect. The use in connection with the business and operations of the Company and the Subsidiaries of the Rights does not infringe in any material respect on the rights of any person.

                 (p) No consent, approval, authorization or order of or filing with any court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, is required for the Company's performance of this Agreement or the Underwriter Warrant Agreement or the consummation of the transactions contemplated hereby or thereby, except such as has been or may be obtained under the Act or may be required under state securities or blue sky laws in connection with the Underwriters' purchase and distribution of the Shares.

                 (q) Except for the Registration Rights Agreement (as defined in
Section 3(c) below), as of the Closing Date, there will be no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities under the Registration Statement.

                 (r) None of the Company or any of its officers, directors or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action which violates Regulation M of the Exchange Act.

                 (s) Except as may be described in the Prospectus (or, if the Prospectus is not yet in existence, the most recent Preliminary Prospectus) neither the Company nor any of the Subsidiaries (A) has made any material investment in any affiliate; (B) has any commitments to make any material investments in any affiliate after the date hereof; or (C) has any material liability or obligation (absolute, accrued, contingent or otherwise), whether due or to become due, which arises out of or relates to the operations or assets of any related affiliate.

                 (t) Each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold interests in, all properties and assets owned or leased by it, free and clear of all liens, encumbrances, security interests, claims, restrictions, equities and defects, except (i) such as are described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or the schedules to the Current Facility or such as do not affect the value of any such leasehold interests, properties or assets taken as a whole or interfere with the use made or proposed to be

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made of any of such properties and assets, in a manner that is reasonably likely to have a Material Adverse Effect, and (ii) liens for taxes not yet due and payable as to which appropriate reserves have been established and reflected in the financial statements included in the Registration Statement. The Company and the Subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted, as set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), it being understood that as of the date hereof, the Company does not own or lease the United Artist Theaters or Bayonne and Bensonhurst theaters, all of which are described in the Prospectus; and the properties and business of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All the leases and subleases under which the Company or any Subsidiary holds properties or assets as lessee or sublessee, constitute valid leasehold interests of the Company or such Subsidiary, free and clear of any lien, encumbrance, security interest, claim, restriction, equity or defect, except as described in the Registration
Statement, and are in full force and effect. Neither the Company nor any Subsidiary is in default in respect of any of the terms or provisions of any such leases or subleases or has notice of any claim which has been asserted by anyone adverse to the Company's or any of the Subsidiaries' rights as lessee or sublessee under any such leases or subleases or affecting or questioning the Company's or any of the Subsidiaries' right to the continued possession of the leased or subleased premises under any such lease or sublease, except which, in each case, are not reasonably likely to have a Material Adverse Effect.

                 (u) Neither the Company nor any Subsidiary has violated any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the rules and regulations promulgated thereunder, which violation has had or is reasonably likely to have a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any decree, order, judgment or similar adjudication which would prohibit the Company or any Subsidiary from conducting its business, in all material respects, as its business is described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (v) Except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and except as could not reasonably be expected to have a Material Adverse Effect, the properties, assets and operations of each of the Company and the Subsidiaries are in compliance with all applicable federal, state and local laws (including, without limitation, common law), rules and regulations, orders, decrees, judgments, permits and licenses relating to worker health and safety, and to the protection and clean-up of the natural environment and to the protection or preservation of natural resources, including, without limitation, those relating to the processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, "Environmental Laws"). With respect to such properties, assets and operations, there are no events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its Subsidiaries of which the Company is aware that may interfere with or prevent compliance or continued compliance with applicable Environmental Laws or otherwise result in liability to the Company or any of its Subsidiaries pursuant to applicable Environmental Laws in a manner that could reasonably be expected to have a Material Adverse Effect. Except as described in the Prospectus (or, if the Prospectus is not in

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existence, the most recent Preliminary Prospectus) or except as could not reasonably be expected to have a Material Adverse Effect, (A) to the Company's knowledge, none of the Company or any of its Subsidiaries is the subject of any federal, state or local investigation pursuant to Environmental Laws and (B) none of the Company or any of its Subsidiaries has received any written notice or claim pursuant to Environmental Laws. The term "hazardous materials" shall mean those substances that are regulated by or pursuant to any applicable Environmental Laws.

                 (w) The Underwriter Warrants will conform to the description thereof in the Registration Statement and in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and, when sold to and paid for by the Representative (or its designee(s)) in accordance with the Underwriter Warrant Agreement, will have been duly authorized and validly issued and will constitute valid and binding obligations of the Company and the holders thereof will be entitled to the benefits of the Underwriter Warrant Agreement and the Registration Rights Agreement. As of the Closing Date the Warrant Shares (as defined in Section 3(c) hereof) will have been duly authorized and reserved for issuance upon exercise of the Underwriter Warrants by all necessary corporate action on the part of the Company and, when issued upon such exercise in accordance with the terms of the Underwriter Warrant Agreement at the price therein provided, will be validly issued, fully paid, non-assessable and free of preemptive rights and will conform to the description thereof in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                 (x) Each of the Company and the Subsidiaries holds all franchises, licenses, permits, approvals, certificates and other authorizations from federal, state and other governmental or regulatory authorities necessary for the ownership, leasing and operation of its properties or required for the present and proposed conduct of its business (other than the proposed acquisition of the United Artist Theaters described in the Prospectus), and such franchises, licenses, permits, approvals, certificates and other governmental authorizations are in full force and effect and the Company and the Subsidiaries are in compliance therewith, except as described in the Schedules to the Current Facility or where any such failure is not reasonably likely to have a Material Adverse Effect.

                 (y) Except as described in the Registration Statement (including the exhibits thereto), no Subsidiary will be prohibited or restricted as of the Closing Date, directly or indirectly, from paying any dividends to the Company, from making any other distributions on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company or any other Subsidiary.

                 (z) None of the Company or any of the Subsidiaries is subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, or will be subject to such registration following issuance of the Shares.

                 (aa) None of the Company or any Subsidiary or, to the Company's knowledge, any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company or any Subsidiary has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or

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employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"); or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the FCPA.

                 (ab) Except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                 (ac) Except as previously disclosed to the Representative in writing, no officer, director or stockholder of the Company has any affiliation or association with the NASD or any member thereof.

                 (ad) All issuances of securities by the Company described in response to Item 26 of Part II of the Registration Statement were exempt from registration under the Act and were exempt from or complied in all respects with the provisions of all applicable state securities laws.

           3. Purchase, Sale and Delivery of the Shares and Underwriter
Warrants.

                 (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter severally and not jointly agrees to purchase from the Company, the number of Primary Shares set forth opposite its name on Schedule A hereto, in each case at a purchase price of $________ per Share.

                 (b) Delivery of certificates, and payment of the purchase price, for the Primary Shares shall be made at the offices of the Representative at 810 Seventh Avenue, New York, New York 10019, or such other location as shall be agreed upon by the Company and the Representative. Such delivery and payment shall be made at 10:00 a.m., New York City time, on ________ , 1997 or at such other time and date thereafter as shall be agreed upon by the Company and the Representative. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the certificates for the Primary Shares shall be made to the Representative for the respective accounts of the Underwriters against payment of the purchase price therefor by a wire transfer in Federal (same day) funds drawn to the order of the Company. The certificates for the Primary Shares to be so delivered will be in definitive, fully registered form, will bear no restrictive legends and will be in such denominations and registered in such names as the Representative shall request not less than two full business days prior to the Closing Date. The certificates for the Primary Shares will be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging not later than 12:00 p.m., New York City time, on the business day prior to the Closing Date.

                 (c) On the Closing Date, the Company will issue and sell to the Representative, or at the direction of the Representative to its designees including one or more of the Underwriters, other members of the National Association of Securities Dealers, Inc. (the "NASD") participating in the offering and their respective bona fide officers or partners, for a purchase price of $.01 per warrant, warrants (the "Underwriter Warrants") entitling the holders thereof initially to purchase an aggregate of ____________ shares of Common Stock, subject to adjustment as provided in the Underwriter Warrants, for a period of five years commencing on the effective date of the Registration Statement. The Underwriter Warrants shall be exercisable at a price equal to 120% of the initial public offering price per Share and shall be subject to and entitled to the benefits of the terms and provisions set forth more particularly in the warrant agreement relating thereto executed by the Company on the Closing Date in substantially the form of Exhibit A hereto (the "Underwriter Warrant Agreement") and a registration rights agreement (including any side-letters thereto) substantially in the form of Exhibit B hereto ("Registration Rights Agreement"). The shares of Common Stock issuable upon exercise of the Underwriter Warrants are referred to herein as the "Warrant Shares."

           4. Public Offering of the Shares. It is understood that the Underwriters propose to make a public offering of the Shares at the price and upon the other terms set forth in the Prospectus.

           5. Covenants of the Company. The Company covenants and agrees with the Underwriters that:

                 (a) The Company will use its reasonable best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the appropriate time period required by Rule 424(b) under the Act. During any time when a Prospectus relating to the Shares is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the Prospectus or the amendment referred to in the third sentence of Section 2(a) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement of which the Representative shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing or as to which filing the Representative shall reasonably object, unless (with respect to any time after the Closing Date) the Company has received the written advice of its counsel that such amendment or supplement may be required by law, rule or regulation. If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A under the Act, then promptly following the execution of this Agreement the Company will prepare and file or transmit for filing with the Commission in accordance with said Rule 430A copies of the Prospectus including the information omitted in reliance on Rule 430A.

                 (b) The Company shall cause each Subsidiary to comply with the covenants and agreements set forth herein that are applicable to it.

                 (c) Promptly after the Company is advised or obtains knowledge thereof, the Company will advise the Representative (i) when the Registration Statement has become effective and, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement has been filed and becomes effective;

(ii) of any request made by the Commission for amending the Registration Statement, for supplementing any Preliminary Prospectus or the Prospectus or for additional information; (iii) of any suspension of the qualification of the Shares for offering or sale in any jurisdiction; or (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order and, if issued, to obtain the lifting thereof as soon as possible.

                 (d) The Company will (i) use its reasonable best efforts to arrange for the qualification of the Shares for offer and sale under the state securities or blue sky laws of such jurisdictions as the Underwriters may designate, (ii) continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, and (iii) make such applications, file such documents and furnish such information as may be required for the purposes set forth in clauses (i) and (ii) of this subsection
(d); provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general or unlimited consent to service of process in any such jurisdiction or take any action that would subject the Company to taxation in such jurisdiction if it is not already so subject.

                 (e) The Company consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom the Shares may be sold in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will so notify the Representative and, subject to Section 5(a)(ii) hereof, promptly will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus that will correct such statement or omission or effect such compliance, each such amendment or supplement to be reasonably satisfactory to counsel to the Underwriters.

                 (f) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Underwriters an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations.

                 (g) The Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and during the period of three years after the date hereof will deliver to the Representative for the benefit of the Underwriters:

                 (i) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as of the end of the preceding fiscal year, together with statements of operations, stockholders' equity and cash flows of the Company for such fiscal year, accompanied by a copy of the report thereon of independent public accountants;

                 (ii) concurrently with furnishing such quarterly reports to its stockholders, statements of income for the Company for each quarter in the form furnished to the Company's stockholders;

                 (iii) as soon as they are available, copies of all information (financial or other) mailed to stockholders;

                 (iv) as soon as they are available, copies of all publicly available reports and financial statements furnished to or filed with the Commission, the NASD or the ASE;

                 (v) every press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by the Company; and

                 (vi) any additional information of a public nature concerning the Company or its business which the Representative may reasonably request.

      During such three-year period the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any subsidiary which is not so consolidated to the extent that such financial statements are prepared by the Company.

                 (h) The Company will appoint a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Common Stock approved by the Representative; and the Company will not change or terminate such appointment for a period of two years after the Closing Date without first obtaining the Representative's consent which shall not be unreasonably withheld.

                 (i) The Company will furnish, without charge, to the Representative or on the Representative's order, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement, and any pre-effective or post-effective amendments thereto (two of which copies will manually be signed and will include all financial statements and exhibits) and the Prospectus and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Representative may reasonably request. The Company will provide the Representative copies of its report on Form SR required by Rule 463 under the Act and any amendments thereto, including all exhibits, concurrently with the filing thereof with the Commission.

                 (j) The Company will not, directly or indirectly, without the prior written consent of the Representative, issue, offer, sell, pledge or otherwise encumber, or grant any option to purchase or otherwise dispose of, any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock for a 12-month period after the date of the Prospectus except pursuant to this Agreement or the Underwriter Warrant Agreement or except for (i) issuances of Common Stock pursuant to the exercise of stock options outstanding on or granted subsequent to the date hereof pursuant to a stock option or other employee benefit plan described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and in existence on the date of this Agreement, or (ii) issuances of Common Stock pursuant to the exercise of warrants disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); provided, however, that the Representative shall not unreasonably withhold such consent in connection with the issuance, offer or sale of shares of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) by the Company to an unaffiliated third party in connection with an acquisition in which the Company uses such securities as part or all of the consideration paid by it.

                 (k) The Company will cause the Shares to be duly listed on the ASE prior to the Closing Date, subject to official notice of issuance.

                 (l) None of the Company, any of its officers or directors or any of their affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to violate Regulation M of the Exchange Act, although no representation or warranty is hereby expressed for actions taken in connection with the Concurrent Transactions.

                 (m) The Company will apply the net proceeds of the offering received by it in substantially the manner set forth under the caption "Use of Proceeds" in the Prospectus. Prior to the application of such net proceeds, the Company will invest or reinvest such proceeds only in the following investments so long as they have maturities of one year or less: (i) obligations issued or guaranteed by the United States or by any person controlled or supervised by or acting as an instrumentality of the United States pursuant to authority granted by Congress; (ii) obligations issued or guaranteed by any state or political subdivision thereof rated either Aa or higher or MIG 1 or higher, by Moody's Investors Service, Inc. or AA or higher, or an equivalent, by Standard & Poor's Corporation; (iii) commercial paper which is rated either Prime-1 or higher or an equivalent by Moody's Investors Service, Inc. or A-1 or higher or an equivalent by Standard & Poor's Corporation; and (iv) fully insured certificates of deposit or time deposits of banks or trusts companies organized under the laws of the United States having a minimum equity of $50,000,000.

                 (n) The Company will timely file all such reports, forms or other documents as may be required from time to time under the Act, the Rules and Regulations and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder; and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Rules and Regulations and the Exchange Act and the rules and regulations thereunder.

                 (o) The Company will not take any action to facilitate the sale of any shares of Common Stock pursuant to Rule 144 under the Act if any such sale would violate any of the Lock-Up Agreements.

                 (p) During a period of three years after the date hereof, the Company will retain Wiss & Company LLP as its independent auditors; provided, however, that, upon written notice to the Representative during such period, the Company may retain a "Big Six" firm of independent certified public accountants, or in the alternative, the Company may retain another firm of independent certified public accountants qualified to practice in front of the Commission, which firm is reasonably acceptable to the Representative.

                 (q) The Company will supply the Representative, within 30 days prior to the end of each of the fiscal years ending December 31, 1997, 1998 and 1999, with any internal forecasts or reports prepared in the ordinary course of business for the succeeding fiscal year. For each period covered by any internal forecast or report to be supplied to the Representative, the Company also will supply financial statements prepared in detail substantially similar to the financial statements previously delivered to the Representative so as to allow comparison to the internal forecast or report.

                 (r) During a period of five years after the date of the Prospectus, the Company will permit an agent of the Representative to attend all meetings of the Company's Board of Directors (the "Board") as a non-voting observer, will give such agent notice of all meetings of the Board at the same time and in the same manner that directors are notified and will reimburse such agent for all expenses incurred in attending Board meetings (including but not limited to food, transportation and lodging) and compensate such agent in the same manner as an independent director is reimbursed and compensated for each meeting attended. During such five-year period, the Company will hold no less than four formal meetings of the Board each year. In lieu of the foregoing, for a period of two years following completion of the offering or, if longer, for a period of up to five years following the completion of the offering so long as the Representative and its affiliates are the beneficial owners of at least 50% of the Underwriter Warrants and/or the Warrant Shares, at the request of the Representative, the Company shall nominate Philip M. Getter or another mutually acceptable agent of the Representative to serve as a director of the Company and shall exercise reasonable best efforts (including the solicitation of proxies from stockholders of the Company) to cause such person to be elected to the Board.

                 (s) During a period of three years after the date hereof, the Company shall provide at its sole expense to the Representative (i) copies of its daily transfer sheets and (ii) copies of the ASE monthly summaries of trading activity of the Company.

                 (t) During such period as the Company is subject to the periodic reporting requirements of the Exchange Act, the Company shall use its reasonable best efforts so that during such period the Company will be listed in one or more of the securities manuals published by Standard & Poor's Corporation or Moody's Investors Service, Inc. or another comparable publisher and that, at all times during such period, such listing will, at a minimum, contain the names of the Company's officers and directors, a balance sheet as of a date not more than 15 months prior to such time and a statement of operations for either the fiscal year preceding such date or the most recent fiscal year of operations.

           6. Expenses.

                 (a) Regardless of whether the transactions contemplated by this Agreement are consummated, and regardless of whether for any reason this Agreement is terminated, the

Company will pay, and hereby agrees to indemnify the Underwriters against, all fees and expenses incident to the performance of the obligations of the Company, including, but not limited to, (i) fees and expenses of accountants and counsel for the Company; (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and shipping of copies of the Registration Statement and any pre-effective or post-effective amendments thereto, any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto (including postage costs related to the delivery by the Underwriters of any Preliminary Prospectus or Prospectus or any amendment or supplement thereto); (iii) all fees and expenses relating to the qualification of the Shares under state securities or blue sky laws, including the costs of preparing and mailing the preliminary and final blue sky memoranda and filing fees and disbursements and fees of counsel and other related expenses, if any, in connection therewith; provided, however, that the maximum amount that the Company shall be obligated to pay with respect to disbursements (other than filing fees) and fees of counsel shall not exceed $25,000; (iv) all filing fees of the Commission and the NASD relating to the Shares; (v) any fees and expenses in connection with the listing of the Shares on the ASE; (vi) costs and expenses incident to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees and any applicable transfer taxes incurred in connection with the delivery to the Underwriters of the Shares to be sold by the Company pursuant to this Agreement; (vii) all costs and expenses of the Company incident to any meetings with prospective investors in the Shares; and (viii) the fees and expenses of the Representative's counsel which shall not exceed $75,000 (including $25,000 for blue sky counsel fees referred to above) in the event the transactions contemplated by this Agreement are not consummated (other than blue sky filing and registration fees payable to applicable blue sky authorities, all of which shall be paid by the Company). In addition to the foregoing, the Company shall provide the Representative on behalf of the Underwriters with a non-accountable expense allowance in an amount equal to 2.5% of the gross offering proceeds received by the Company, $100,000 of which has previously been paid by the Company to the Representative in two installments of $50,000 each. The Representative hereby acknowledges receipt of such $100,000 which payment shall be credited against the non-accountable expense allowance to be paid by the Company. The unpaid portion of the expense allowance based on gross proceeds from the sale of the Primary Shares shall be deducted from the funds to be paid by the Underwriters in payment for the Primary Shares pursuant to Section 3 of this Agreement on the Closing Date. To the extent any Additional Shares are sold, any remaining expense allowance based on the gross proceeds from the sale of the Additional Shares shall be deducted from the funds to be paid by the Underwriters in payment for the Additional Shares, pursuant to Section 9 of this Agreement on any Additional Closing Date. The Company represents, warrants and agrees that all such payments and reimbursements will be promptly and fully made.

                 (b) If the purchase of the Shares as herein contemplated is not consummated for any reason other than by reason of the Representative's election pursuant to Section 11(a) or in the case of an individual Underwriter other than such Underwriter's default under this Agreement, then the Company shall reimburse each non-defaulting Underwriter (other than the Representative, whose fees and expenses shall be covered by subsection (a) above) for its out-of-pocket expenses (including counsel fees and disbursements) incurred in connection with any investigation and preparation made by it in respect of marketing of the Shares or in contemplation of the performance by it of its obligations hereunder, and the Representative may retain any portion of the expense allowance referred to in subsection (a) above that was previously paid to it.

           7. Conditions of the Underwriters' Obligations. The obligation of the Underwriters to purchase and pay for the Shares is subject to the continuing accuracy in all material respects of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date as if they had been made on and as of the Closing Date; the accuracy in all material respects on and as of the Closing Date of the statements of officers of the Company made pursuant to subsection (f) below; the performance in all material respects by the Company on and as of the Closing Date of its covenants and agreements hereunder; and the following additional conditions:

                 (a) If the Company has elected to rely on Rule 430A under the Act, the Registration Statement shall have been declared effective and the Prospectus containing the information omitted pursuant to Rule 430A shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Representative shall have consented; if the Company does not elect to rely on Rule 430A, the Registration Statement shall have been declared effective not later than 11:00 a.m., New York City time, on the date hereof or such later time and date to which the Representative shall have consented; if required, in the case of any changes in or amendments or supplements to the Prospectus in addition to those contemplated above, the Company shall have filed such Prospectus as amended or supplemented with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representative, shall be threatened or contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information to be included in the Registration Statement or the Prospectus or otherwise.

                 (b) The Representative shall not have in good faith advised the Company that the Registration Statement or any amendment thereto contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (c) On or prior to the Closing Date, the Representative shall have received the favorable opinion of Dewey Ballantine, counsel to the Underwriters, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and such other related matters as the Representative reasonably may request, and such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the general corporate law of the State of Delaware and the federal law of the United States, upon the opinions of counsel satisfactory to the Representative and such counsel shall have received such documents and other information as they request to enable them to pass upon such matters.

                 (d) On the Closing Date, the Representative shall have received the opinion of Kirkpatrick & Lockhart LLP, counsel to the Company, addressing the matters set forth below:

                 (i) Each of the Company and the Subsidiaries (A) is a duly incorporated (other than ______ (the "Other Subsidiaries") as to which no opinion need be given as to due incorporation) and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with the corporate power and authority to own or lease its properties and to conduct its business as described in the Registration Statement or the Prospectus, and
      (B) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction (x) in which the conduct of its business requires such qualification or (y) in which it owns or leases property, in each case except for those jurisdictions in which the failure to so qualify has not had and is not reasonably likely to have a Material Adverse Effect.

                 (ii) The Company has the authorized capital stock set forth in the Prospectus; the Securities conform as to legal matters in all material respects to the descriptions thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly authorized and validly issued by the Company, are fully paid and nonassessable, and are free of any preemptive or similar rights to subscribe for any of the Shares; the Company has duly authorized the issuance and sale of the Shares to be sold by it hereunder; such Shares, when issued by the Company and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform as to legal matters in all material respects to the description thereof contained in the Prospectus and will not be subject to any preemptive or similar rights; the Shares have been approved for listing on the ASE, subject to official notice of issuance; and, to such counsel's knowledge, there are no outstanding warrants, options or other rights granted by the Company to purchase shares of its Common Stock or other securities other than as described in the Prospectus.

                 (iii) The Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued; and no proceedings for that purpose, to the knowledge of such counsel, have been instituted or are pending or are threatened or contemplated under the Act. The Registration Statement and the Prospectus (except for the financial statements, schedules and other financial, market and statistical data included therein and information provided by the Underwriters for inclusion therein (which for the purposes hereof shall be the information described in Section 8(b)(ii) below, as to all of which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions contained and summarized in the Registration Statement or the Prospectus of contracts and other documents as they pertain to legal matters are accurate and fairly represent in all material respects the information required to be shown by the Act and the Rules and Regulations; to the knowledge of such counsel, there are no contracts or documents which are required by the Act to be described in the Registration Statement or the Prospectus or to be filed as exhibit to the Registration Statement which are not so described or filed as required by the Act and the Rules and Regulations; to the knowledge of such counsel, there are no statutes or regulations and there is not pending or threatened against the Company or any Subsidiary any action, suit, proceeding or investigation before or by any court, regulatory body, or administrative agency or any other governmental agency or body, domestic or foreign, of a character required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed therein; and the statements set forth under the headings "Business," "Management and Directors," "Principal Stockholders," "The Concurrent Transactions," "Certain Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide an accurate summary of such legal matters, documents and proceedings.

                 (iv) The Company has the full corporate power and authority to enter into this Agreement and to consummate the transactions provided for herein; this Agreement has been duly authorized, executed and delivered by the Company; and this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of the Company (except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law). None of the Company's execution or delivery of this Agreement, its performance hereof, its consummation of the transactions contemplated herein or its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes a default under, or results in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or any of the Subsidiaries pursuant to the terms of (A) the certificate or articles of incorporation or bylaws of the Company or any of the Subsidiaries (other than the Other Subsidiaries), (B) any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement, partnership agreement, joint venture agreement or other agreement or instrument listed in the Exhibit Index to the Registration Statement (together "Contracts"), or (C) any statute, rule or regulation of any regulatory body or administrative agency or other regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective activities or properties, or any judgment, decree or order (together "Orders") identified to such counsel by the Company as the only material Orders of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having such jurisdiction, except with respect to clauses (B) or (C) above that is not reasonably likely to have a Material Adverse Effect; and, to the knowledge of such counsel, no consent, approval, authorization or order of any court, governmental agency or body, domestic or foreign, has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act or may be required under state securities or blue sky laws in connection with the purchase and distribution by the Underwriters of the Shares.

                 (v) To such counsel's knowledge, no claims have been asserted against the Company to the effect that the conduct of the business of the Company and the Subsidiaries is in violation of any federal, state or local statute, administrative regulation or other law, domestic or foreign, or that the Company and the Subsidiaries have failed to obtain all licenses, permits, franchises, certificates and other authorizations from state, federal and other regulatory authorities as are necessary or required for the ownership, leasing and operation of their properties and the conduct of their business as presently conducted and as contemplated in the Prospectus (other than the proposed acquisition of the United Artist Theaters described in the Prospectus).

                 (vi) The issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise described in the Prospectus, are owned directly or indirectly by the Company, free and clear of any perfected security interests or, to the knowledge of such counsel, any other liens, encumbrances, claims or security interests; to the best knowledge of such counsel no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company from making any other distribution on its capital stock, from repaying to the Company any loans or advances to it from the Company or from transferring any of its property or assets to the Company or any Subsidiary, except in each case as described herein or as described in or contemplated by the Registration Statement and the exhibits thereto.

                 (vii) The Company has full corporate power and authority to enter into the Underwriter Warrant Agreement and the Registration Rights Agreement and to consummate the transactions provided for therein; and the Underwriter Warrant Agreement and Registration Rights Agreement have been duly authorized, executed and delivered by the Company, and are valid, legal and binding agreements of the Company, enforceable against the Company in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law).

                 (viii) The Underwriter Warrants conform as to legal matters to the description thereof in the Registration Statement and in the Prospectus and are duly authorized and validly issued and constitute valid, legal and binding obligations of the Company enforceable in accordance with the terms thereof (except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law); the Warrant Shares have been duly and validly authorized and reserved for issuance upon exercise of the Underwriter Warrants and, when issued upon exercise in accordance with the terms of and for the consideration set forth in the Underwriter Warrant Agreement, will be duly and validly issued, fully paid and non-assessable and free of preemptive rights and shall be entitled to the benefit of the terms and provisions of the Registration Rights Agreement.

                 (ix) The Company is not and, after giving effect to the offering and sale of the Shares pursuant hereto, will not be an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

                 (x) The issuances of securities by the Company referred to in response to Item 26 of Part II of the Registration Statement were exempt from registration under the Act and were exempt from or complied with the provisions of all applicable state securities laws.

      In addition, such counsel shall state that, in the course of the preparation of the Registration Statement and the Prospectus, it has participated in conferences with officers and representatives of the Company, representatives of the Company's independent public accountants and with your representatives and your counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes it to believe that either the Registration Statement as of the date it is declared effective and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial, market or statistical data included in or excluded from the Registration Statement or the Prospectus or any information provided by the Underwriters expressly for inclusion therein (which for the purposes hereof shall be the information described in Section 8(b)(ii) below.)).

      In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the law of the State of New York, the general corporate law of the State of Delaware, the unofficial compilation of the laws of the State of New Jersey and the federal law of the United States, such counsel may rely upon or substitute the opinion of other counsel reasonably satisfactory to the Representative. The foregoing opinion shall also state that the Representative is justified in relying upon such opinion of other counsel, and copies of such opinion shall be delivered to the Representative and counsel to the Underwriters. Such counsel need express no opinion as to the enforceability of the indemnification provisions contained in this Agreement.

      References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

           (e) The Representative shall have received a letter (the "Comfort Letter"), dated the date of delivery thereof (which, if the Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the Registration Statement to be filed shortly prior to the Effective Time), of Wiss & Company LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

           (i) in their opinion the financial statements and schedules audited by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

           (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statement and the Prospectus;

           (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, a reading of the minutes of all meetings of the stockholders and directors (including each committee thereof) of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                 (A) the unaudited financial statements included in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements in the Registration Statement and the Prospectus;

                 (B) the information set forth in the Prospectus under the captions "Summary Consolidated Financial Data" or "Pro Forma Consolidated Financial Data" does not agree with the amounts set forth in the unaudited consolidated financial statements or the audited consolidated financial statements, as the case may be, from which it was derived or was not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Registration Statement and the Prospectus;

                 (C) at the date of the latest available balance sheet read by such accountants, and at a subsequent specified date not more than five days prior to the date of such letter, there was any decrease in stockholders' equity or change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated Subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Registration Statement and the Prospectus; or

                 (D) for the period from the closing date of the latest income statement included in the Registration Statement and the Prospectus to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Registration Statement and the Prospectus, in sales or in the total or per share amounts of consolidated net operating income, income from continuing operations or net income or any increases or decreases, as the case may be, in other items specified by the Representatives;

      except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur;

           (iv) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma financial information included in the Registration Statement and the Prospectus and on the basis of the foregoing procedure and a reading of the unaudited pro forma financial statements included in the Registration Statement and the Prospectus, a reading of the minutes of all meetings of the stockholders and directors (including each committee thereof) of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the pro forma financial statements included in the Registration Statement and the Prospectus do not comply in all material respects with the applicable accounting requirements of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such financial statements or on the pro forma basis described in the notes thereto; and

           (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts), numerical data and other financial information contained in the Registration Statement and the Prospectus (in each case to the extent that such dollar amounts, percentages, numerical data and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages, numerical data and other financial information to be in agreement with such results.

           For purposes of this subsection, if the Effective Time is subsequent to the execution and delivery of this Agreement, "Registration Statement" shall mean the registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the Effective Time, and "Prospectuses" shall mean the prospectus included in the Registration Statement.

           In addition, on the Closing Date the Representative shall have received from Wiss & Company LLP a letter dated the Closing Date stating that, as of a specified date not earlier than five days prior to the Closing Date, nothing has come to the attention of such firm to suggest that the statements made in the Comfort Letter are not true and correct.

           (f) On the Closing Date, the Representative shall have received a certificate, dated the Closing Date, of the principal executive officer and the principal financial officer of the Company to the effect that each of such persons has carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement the Underwriter Warrant Agreement and the Registration Rights Agreement and that to their knowledge:

                 (i) The representations and warranties of the Company in this Agreement, the Underwriter Warrant Agreement and the Registration Rights Agreement are true and correct in all material respects, as if made on and as of the Closing Date, and the Company has complied in all material respects with all agreements and covenants and satisfied in all material respects all conditions contained in this Agreement, the Underwriter Warrant Agreement and the Registration Rights Agreement on its part to be performed or satisfied at or prior to the Closing Date.

                 (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or are contemplated or threatened under the Act, and any and all filings required by Rule 424 and Rule 430A have been timely made.

                 (iii) The Registration Statement and Prospectus and each amendment and each supplement thereto, if any, contain all statements and information required to be included therein under the Act and the Rules and Regulations, and neither the Registration Statement nor any amendment thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Prospectus (or any supplement thereto) nor any Preliminary Prospectus includes or included any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, up to and including the Closing Date, neither the Company nor any of the Subsidiaries has incurred, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; neither the Company nor any of the Subsidiaries has purchased any of its outstanding capital stock or paid or declared any dividends or other distributions on its capital stock; neither the Company nor any of the Subsidiaries has entered into any material transactions not in the ordinary course of business; and there has not been any change in the capital stock or consolidated long-term debt or any increase in the consolidated short-term borrowings (other than any increase in short-term borrowings in the ordinary course of business) of the Company or any Material Adverse Effect; and neither the Company nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured.

      References to the Registration Statement and the Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the certificate.

                 (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, up to and including the Closing Date, there has not been (i) any change in the capital stock or debt of the Company or decrease in the net current assets or stockholders equity of the Company from the amounts specified in the Comfort Letter, or (ii) any change, or any development involving a prospective change, in the business or properties of the Company and the Subsidiaries, taken as a whole, which change or decrease in the case of clause (i) or change or development in the case of clause (ii) makes it impractical or inadvisable in the Representative's judgment to proceed with the public offering or the delivery of the Shares as contemplated by the Prospectus.

                 (h) The Representative shall have received a Lock-Up Agreement from each person who is a director or executive officer of the Company or who prior to the Closing Date owns any outstanding shares of equity securities of the Company (or securities convertible into or exchangeable or exercisable for equity securities of the Company) as contemplated by Section 2(l) hereof.

                 (i) The Shares shall have been duly approved for trading on the ASE subject only to official notice of issuance.

                 (j) The Company shall have furnished the Representative with such further opinion letters, certificates or documents as the Representative or counsel to the Underwriters may reasonably request. All opinions, certificates, letters and documents to be furnished by the Company pursuant to the provisions hereof shall be reasonably satisfactory to the Representative and its counsel and in such quantities as the Representative reasonably requests. The certificates delivered hereunder shall constitute representations, warranties and agreements of the Company as to all matters set forth therein as fully and effectively as if such matters had been set forth in this Agreement.

                 (k) The Common Stock shall be qualified in such states as the Representative may request pursuant to Section 5(d), and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

                 (l) The Company shall have executed and delivered to the Representative the Underwriter Warrant Agreement and Registration Rights Agreement in the forms attached hereto. Until the expiration of the Underwriter Warrants, the Company shall keep reserved sufficient shares of Common Stock for issuance upon exercise thereof.

                 (m) On the Closing Date, the Concurrent Transactions shall have been completed as described in the Prospectus, and the Company shall have provided to the Representative copies of all documents with respect thereto as it may reasonably request.

           8. Indemnification.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof) to which such Underwriter or such controlling person may become subject under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or any blue sky application or other document executed by the Company specifically for the purpose of qualifying, or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify, any or all of the Shares under the securities or blue sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse, as incurred, such Underwriter or such controlling persons for any reasonable legal or other expenses incurred by such Underwriter or such controlling persons in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Underwriter expressly for use therein; and provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (as amended and supplemented), unless such failure resulted from noncompliance by the Company with Section 5(i) hereof. The Company acknowledges that the statements set forth in Section 8(b)(ii) below have been furnished by the Underwriters to the Company expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus. The indemnity agreement contained in this subsection (a) shall be in addition to any liability which the Company may have at common law or otherwise.

           (b) (i) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities (and actions in respect thereof) to which the Company or any such director, officer, or controlling person may become subject under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto; or in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by such Underwriter to the Company expressly for use therein; and will reimburse, as incurred, all reasonable legal or other expenses incurred by or on behalf of the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action.

           (ii) The Company acknowledges that the information furnished by the Underwriters consists only of the following information in the Prospectus: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legends concerning over-allotments and stabilizing on the inside front cover page and the concession and reallowance figures appearing in the second paragraph under the caption "Underwriting." Such statements have been furnished by the Underwriters to the Company expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

           (iii) The indemnity agreement contained in this subsection (b) shall be in addition to any liability which any Underwriter may have at common law or otherwise.

                 (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select one separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party has employed such counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel to the indemnified party at the expense of the indemnifying party. In addition to the foregoing, no indemnifying party shall, without the prior written consent (not to be unreasonably withheld) of an indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such indemnified party or any person who controls any such indemnified party within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriters and any such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                 (d) If the indemnification provided for in this Section 8 is unavailable to hold harmless an indemnified party under this Section 8 in respect of any losses, claims, damages or liabilities (or actions in respect thereof referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and any Underwriter is the indemnified party, the relative benefits received by the Company on the one hand and such Underwriter on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by such Underwriter hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), (i) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and (ii) each director of the Company, each officer of the Company who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to this subsection
(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subsection (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this subsection (d), or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement contained in this subsection (d) shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

           9. Right to Increase Offering. At any time during a period of 30 days after the date of the Prospectus, the Representative, by no less than two business days' prior notice to the Company, may designate one or more closings (which may be concurrent with, and part of, the closing on the Closing Date or may be an additional closing or closings held on a date subsequent to the Closing Date; in either case any such date shall be referred to herein as an "Additional Closing Date") at which the Underwriters may purchase all or less than all of the Additional Shares in accordance with the provisions of this
Section 9 at the purchase price per share to be paid for the Primary Shares; provided, however, that a maximum of three Additional Closing Dates shall be allowed pursuant to this Section 9. In no event shall any Additional Closing Date be later than 10 business days after written notice of election to purchase Additional Shares is given.

           The Company agrees to sell to each Underwriter on each Additional Closing Date such Underwriter's pro rata portion (equal to the percentage determined by dividing the number of Primary Shares to be purchased by such Underwriter by the total number of Primary Shares to be purchased by all Underwriters) of the number of Additional Shares specified in such notice, and each Underwriter agrees to purchase such Additional Shares from the Company on such Additional Closing Date. Such Additional Shares may be purchased by the Underwriters solely for the purpose of covering over-allotments made in connection with the sale of the Primary Shares.

           No Additional Shares shall be sold or delivered unless the Primary Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Additional Shares or any portion thereof may be surrendered and terminated at any time upon notice by the Representative to the Company.

           Except to the extent modified by this Section 9, all provisions of this Agreement relating to the transactions contemplated to occur on the Closing Date for the sale of the Primary Shares shall apply, mutatis mutandis, to any Additional Closing Date for the sale of Additional Shares.

           10. Representations, Etc. to Survive Delivery. The respective representations, warranties, agreements, covenants, indemnities and statements of, and on behalf of, the Company and the Underwriters, respectively, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, and will survive delivery of and payment for the Shares. Any successor or successors to any Underwriter shall be entitled to the indemnity, contribution and reimbursement agreements contained in this Agreement.

           11. Effective Date and Termination.

                 (a) This Agreement shall become effective at 11:00 a.m., New York City time, on the first business day following the date hereof or at such earlier time after the Registration Statement becomes effective as the Representative in its sole discretion shall release the Shares for sale to the public, unless prior to such time the Representative shall have received written notice from the Company that it elects that this Agreement shall not become effective or the Representative shall have given written notice to the Company that the Representative on behalf of the Underwriters elects that this Agreement shall not become effective; provided, however, that the provisions of Sections 6 and 8 hereof and this
Section 11 shall at all times be effective. For purposes of this subsection (a), the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of notification by the Representative to securities dealers releasing such Shares for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

                 (b) This Agreement (except for the provisions of Sections 6 and 8 hereof) may be terminated by the Representative on behalf of the Underwriters by notice to the Company in the event that the Company has failed to comply in any material respect with any of the provisions of this Agreement required to be performed at or prior to the Closing Date or any Additional Closing Date, or if any of the representations or warranties of the Company are not accurate in any material respect, or if the covenants, agreements or conditions of or applicable to the Company herein contained have not been complied with in any material respect or materially satisfied within the time specified on the Closing Date or any Additional Closing Date, respectively, or if prior to the Closing Date or any Additional Closing Date:

                 (i) the Company or any of the Subsidiaries shall have sustained a loss (regardless of whether or not such loss was insured) by explosion, strike, fire, flood, accident or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Company and the Subsidiaries, taken as a whole;

                 (ii) trading in the Common Stock shall have been suspended by the Commission or the ASE or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or a material limitation on such trading shall have been imposed or minimum or maximum prices shall have been established on any such exchange or market system;

                 (iii) a banking moratorium shall have been declared by New York or United States authorities;

                 (iv) there shall have been an outbreak or escalation of hostilities between the United States and any foreign power or an outbreak or escalation of any other insurrection or armed conflict involving the United States; or

                 (v) there shall have been a material adverse change in (A) general economic, political or financial conditions or (B) the present or prospective business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole that, in each case, in the Representative's judgment makes it impracticable or inadvisable to make or consummate the public offering or the sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus and the Registration Statement.

                 (c) Termination of this Agreement under this Section 11 after the Primary Shares have been purchased by the Underwriters hereunder shall be applicable only to the Additional Shares. Termination of this Agreement shall be without liability of any party to any other party other than as provided in Sections 6 and 8 hereof.

           12. Default by One of More of the Underwriters. If one or more of the Underwriters shall fail to purchase the Primary Shares to be purchased by it on the Closing Date (the "Defaulted Shares"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all but not less than all of the Defaulted Shares in such amounts as may be agreed upon and upon the terms set forth herein. If, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                 (a) if the number of Defaulted Shares does not exceed 10% of the Primary Shares, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                 (b) if the number of Defaulted Shares exceeds 10% of the Primary Shares, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action pursuant to this Section 12 shall relieve any defaulting Underwriter from liability in respect of its default. In the event of any such default which does not result in a termination of this Agreement, the Representative and the Company shall each have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

           13. Notices. All communications hereunder shall be in writing and (i) if sent to the Representative, shall be mailed or delivered or telecopied and confirmed by letter to Prime Charter Ltd. at 810 Seventh Avenue, New York, New York 10019, Attention: [Mary Celeste Anthes], and (ii) if sent to the Company, shall be mailed or delivered or telecopied and confirmed to the Company at 7 Waverly Place, Madison, NJ 07940, Attention: A. Dale Mayo.

           14. Successors. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the Company's representations, warranties, indemnity and contribution agreements shall also be for the benefit of any person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and except that the Underwriters' indemnity and contribution agreements shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, and any person or persons, if any, who control the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter will be deemed a successor because of such purchase.

           15. Applicable Law, Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of law principles thereof. Each party hereto consents to the jurisdiction of each court in which any action is commenced seeking indemnity or contribution pursuant to Section 8 hereof and agrees to accept, either directly or through an agent, service of process of each such court.

           16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

           If the foregoing correctly sets forth our understanding, please indicate the Underwriters' acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.




                              Very truly yours,

                              CLEARVIEW CINEMA GROUP, INC.



                              By:_______________________________________________
                                 A. Dale Mayo
                                 Chairman of the Board, President and
                                 Chief Executive Officer




Accepted as of the date first written:

PRIME CHARTER, LTD.,
  Individually
  and as Representative of the
  several Underwriters


By:_____________________________________
   Name:
   Title:

                                   SCHEDULE A

                                  Underwriters


Underwriter                                                Primary Shares

                                   SCHEDULE B

                          Parties to Lock-Up Agreements



CMCO, Inc.
CMNY Capital II, L.P.
Robert Davidoff
Emerson Cinema, Inc.
Paul Kay
Brett E. Marks
A. Dale Mayo
Sueanne Hall Mayo
MidMark Capital, L.P.
Louis G. Novick
Michael C. Rush

                                     ANNEX A

                           Subsidiaries of the Company


COMPANY                                             INCORPORATION
-------                                             -------------

Clearview Theater Group, Inc.                        New Jersey
CCC Madison Triple Cinema Corp.                      New Jersey
CCC Chester Twin Cinema Corporation                  New Jersey
CCC Manasquan Cinema Corporation                     New Jersey
CCC Summit Cinema Corp.                              New Jersey
CCC Grand Avenue Cinema Corp.                         Delaware
CCC Herricks Cinema Corp.                             Delaware
CCC Port Washington Corp.                             Delaware
CCC Allwood Cinema Corp.                              Delaware
CCC Emerson Cinema Corp.                              Delaware
CCC New City Cinema Corp.                             Delaware
CCC Washington Cinema Corp.                           Delaware
CCC Bedford Cinema Corp.                              Delaware
CCC Kisco Cinema Corp.                                Delaware
CCC B.C. Realty Corp.                                 Delaware
CCC Bergenfield Cinema Corp.                          Delaware
CCC Closter Cinema Corp.                              Delaware
CCC Tenafly Cinema Corp.                              Delaware

                                                         DRAFT OF AUGUST 8, 1997

                                                                       EXHIBIT A



                                WARRANT AGREEMENT

                                     BETWEEN

                          CLEARVIEW CINEMA GROUP, INC.

                                       AND

                               PRIME CHARTER LTD.

                            DATED AS OF August , 1997

      WARRANT AGREEMENT, dated as of August , 1997 (the "Effective Date"), between CLEARVIEW CINEMA GROUP, INC., a Delaware corporation (the "Company"), and PRIME CHARTER LTD., a Delaware corporation ("Prime Charter").

      The Company proposes to sell to Prime Charter and/or its designee(s)______, warrants (the "Warrants") to purchase an aggregate of ____________ shares (the "Warrant Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), in connection with a public offering by the Company of ________________ shares of Common Stock (the "Offering") pursuant to a registration statement (the "Registration Statement") on Form SB-2 (File No. 333-27819) filed by the Company with the Securities and Exchange Commission.

      THEREFORE, in consideration of the mutual undertakings contained herein, the Company and Prime Charter hereby agree as follows:

           1. Issuance of Warrants. Concurrently with the initial closing (the "Closing") under the Underwriting Agreement of even date herewith between the Company and Prime Charter as representative of the several underwriters named therein (the "Underwriting Agreement") related to the Offering, the Company shall issue, sell and deliver the Warrants to Prime Charter and/or, at Prime Charter's direction, to one or more underwriters or other members of the National Association of Securities Dealers, Inc. that participate in the Offering and/or the bona fide officers or partners of Prime Charter or such other participants (each a "Permitted Designee") for a purchase price of $.01 per Warrant. The certificate for the Warrants (the "Warrant Certificate") shall be substantially in the form of Annex A attached hereto.

           2. Registration. The Company shall maintain a register for the Warrants at its principal executive offices for the registration of the issuance and transfer of Warrants. The Company shall be entitled to treat the registered holder of any Warrant (the "Holder") as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person. The Warrants shall be registered initially in the name of Prime Charter and/or one or more Permitted Designees in such denominations as Prime Charter may request not less than two business days prior to the scheduled date of the Closing as set forth in the Underwriting Agreement.

           3. Transfer and Exchange of Warrants. Any Warrant shall be transferable only upon surrender thereof at the Company's principal executive offices duly endorsed by its Holder or by such Holder's duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the persons entitled thereto. In addition, a Warrant Certificate may be exchanged, at the option of the Holder thereof, for another Warrant Certificate or Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares upon surrender at the Company's principal executive offices. Notwithstanding the foregoing, the Warrants may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until after the first anniversary of the Effective Date, except to a Permitted Designee, by operation of law or by reason of a reorganization of the Company. Thereafter, the Warrants and any Warrant Shares shall be freely transferable subject only to compliance with applicable securities laws.

           4. Exercise of Warrants.

           4.1 Exercise Price and Term. Each Warrant shall entitle the Holder thereof to purchase from the Company one Warrant Share at a purchase price per share of $[120% of IPO price] (the "Exercise Price"), as such purchase price and number of Warrant Shares may be adjusted from time to time pursuant to the provisions of Section 8 hereof payable in full at the time of exercise of such Warrant. The Warrants may be exercised, in whole or in part, at any time or from time to time during the four-year period commencing on the first anniversary of the Effective Date and ending at 5:00 p.m., New York City time, on the fifth anniversary of the Effective Date (the "Expiration Date"). After the Expiration Date, any unexercised Warrants shall be void and all rights of the Holders with respect thereto shall cease.

           4.2 Payment of Exercise Price. At the election of any Holder, the aggregate Exercise Price for any Warrants being exercised may be paid: (a) in cash in the amount of the aggregate Exercise Price then in effect for the number of Warrants being exercised, (b) by surrender to the Company of shares of Common Stock having an aggregate Fair Market Value (as defined below) on the date of exercise equal to the aggregate Exercise Price then in effect for the number of Warrants being exercised, (c) by a surrender of Warrants covering a number of Warrant Shares having an aggregate Fair Market Value, net of the applicable aggregate Exercise Price therefor, equal to the aggregate Exercise Price then in effect for the number of Warrants being exercised, or (d) by a combination of the aforementioned methods of payment. For purposes of this Agreement, the "Fair Market Value" per share of Common Stock on a given date shall be: (i) if the Common Stock is listed on a national securities exchange or included on the Nasdaq National Market, the closing price per share of Common Stock on such date (or, if there was no trading on such date, on the next preceding day on which there was trading); (ii) if the Common Stock is not listed on a national securities exchange or included on the Nasdaq National Market, the average of the closing bid and asked quotations per share of Common Stock as reported by Nasdaq (or the National Quotation Bureau Incorporated or any similar organization) on such date (or, if there were no quotations for the Common Stock on such date, on the next preceding day on which there were quotations) as provided by such organization; and (iii) if the Common Stock is not traded on a national securities exchange or included on the Nasdaq National Market and bid and asked quotations are not provided by Nasdaq (or the National Quotation Bureau Incorporated or any similar organization), as determined by the agreement of the parties in good faith or, in the absence of such agreement, as determined pursuant to arbitration under the auspices of the American Arbitration Association.

           4.3 Exercise Procedure. Warrants may be exercised by their surrender at the Company's principal executive offices, with the Election to Purchase form attached thereto duly completed and executed, accompanied by payment of the aggregate Exercise Price for the Warrant Shares to be purchased upon such exercise. Payment for the Warrant Shares shall be made (a) if payment is to be made in cash, by a certified or bank cashier's check payable to the order of the Company or by wire transfer to an account designated by the Company, (b) if payment is to be made through a surrender of shares of Common Stock, by surrender of certificates duly endorsed for transfer (with all transfer taxes paid or provided for), and (c) if payment is to be made by a surrender of Warrants, by surrender of certificates representing such Warrants. Promptly after the exercise of any Warrants, upon compliance with Section 5 hereof, the Company shall issue a certificate or certificates for the number of full Warrant Shares to which the Holder thereof is entitled, registered in accordance with the instructions set forth in the Election to Purchase, together with cash as provided in Section 10 of this Warrant Agreement payable in respect of fractional shares and (if applicable) a new Warrant Certificate or Certificates representing all remaining unexercised Warrants. All Warrant Shares shall be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, and free from all liens and charges other than those created by the Holder. Upon compliance with Section 5 hereof, Certificates representing such Warrant Shares and remaining unexercised Warrants shall be issued by the Company in such names and denominations, and shall be delivered to such persons, as are specified by written instructions of the Holder.

           4.4 Record Holder. Each person in whose name any such certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the date upon which such Warrants were surrendered for exercise, accompanied by payment of the aggregate Exercise Price as aforesaid, irrespective of the date of issuance or delivery of such certificate for Warrant Shares; provided, however, that if, at the date of the surrender of such Warrants and payment of the aggregate Exercise Price, the transfer books for the Common Stock or any other class of stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the Warrant Shares or for shares of such other class of stock in respect of which such Warrants are then exercisable shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration
Date) and, until such date, the Company shall be under no duty to deliver any certificate for such Warrant Shares or for shares of such other class of stock; and, provided, further, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days.

           5. Payment of Taxes. The Company shall promptly pay all documentary stamp taxes attributable to the issuance of Warrants or the issuance of Warrant Shares upon the exercise of any Warrants, except that any transfer taxes payable in connection with the issuance of Warrants or Warrant Shares in any name other than that of the Holder of the Warrants surrendered shall be paid by such Holder and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

           6. Replacement Warrants. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate or in lieu of and substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate, together with an appropriate agreement regarding indemnification of the Company relating to the issuance of a replacement Warrant Certificate.

           7. Reservation of Warrant Shares. The Company shall at all times reserve and keep available for issuance the number of its authorized but unissued shares of Common Stock or other stock sufficient to permit the exercise in full of the Warrants and any transfer agent for the Common Stock or other stock issuable upon the exercise of Warrants shall be directed at all times to reserve such number as shall be sufficient for such purpose. The Company will keep a copy of this Warrant Agreement on file with each such transfer agent and will supply such transfer agent with duly executed stock certificates for such purpose and will provide or otherwise make available any cash that may be payable as provided in Section 10 hereof. All Warrants surrendered upon the exercise thereof shall be canceled. After the Expiration Date, no shares shall be subject to reservation in respect of any unexercised Warrants.

           8. Adjustments.

                        8.1 Adjustment of Exercise Price.

           8.1.1 Initial Exercise Price. The Exercise Price, which initially will be $_________, shall be adjusted and readjusted from time to time as provided in this Section 8.1 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this
Section 8.1.

           8.1.2 Issuance of Additional Shares of Common Stock. In case the Company, at any time after the date of the Closing, shall issue additional shares of Common Stock for no consideration in connection with a dividend, stock split or other distribution on the Common Stock (including, without limitation, any distribution of Common Stock by way of spin-off, reclassification or corporate rearrangement), then, and in each such case, the Exercise Price shall be reduced concurrently with such issuance to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction of which:

                 (a) the numerator shall be the number of shares of Common Stock outstanding immediately prior to such issuance, and

                 (b) the denominator shall be the number of shares of Common Stock outstanding immediately after such issuance.

           8.1.3 Dividends and Distributions. In case the Company, at any time after the Effective Date, shall pay or make a dividend or other distribution on the Common Stock (including, without limitation, any distribution of stock (other than Common Stock), or other securities, including securities that are convertible into or exchangeable or exercisable for Common Stock, property or options by way of dividend, spin-off, reclassification, or corporate rearrangement) then, and in each such case, the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of the holders of the Common Stock entitled to receive such dividend or other distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction of which:

                 (a) the numerator shall be the Exercise Price in effect immediately prior to the close of business on such record date minus the value of such dividend or other distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

                 (b) the denominator shall be such Exercise Price in effect immediately prior to the close of business on such record date;

provided, however, that no such reduction shall be made pursuant to this Section
8.1.3 for a dividend payable in shares of Common Stock or payable in cash or other property and declared out of the earned surplus (i.e., retained earnings) of the Company (excluding any portion thereof resulting from a revaluation of property) or which is declared but is then not paid or made. For purposes of the foregoing, a dividend or distribution payable other than in cash shall be considered payable out of earned surplus only to the extent that such earned surplus is charged an amount equal to the fair value of such dividend or distribution at the time of payment as determined in good faith by the Board of Directors of the Company. In the event a dividend or distribution covered under this Section 8.1.3 is declared prior to the Expiration Date but not paid by such date, the Expiration Date shall be extended until the payment thereof.

           8.1.4 Adjustments for Combinations, etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall be proportionately increased concurrently with the effectiveness of such combination or consolidation.

           8.1.5 Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required pursuant to this Section 8.1 would be less than $.01, such amount shall be carried forward, and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment that, together with such amount and any other amount or amounts so carried forward, shall aggregate at least $.01.

           8.1.6 Minimum Exercise Price. Notwithstanding anything to the contrary set forth herein, no adjustment provided for in this Section 8.1 shall reduce the Exercise Price below the par or stated value of the Common Stock and the Company shall have no obligation to change such value to permit a further reduction of the Purchase Price; provided, however, that, except in the event of transactions contemplated under Section 8.1.4 hereof, the Company agrees not to change the par or stated value of the Common Stock.

           8.2 Adjustment of Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of Section 8.1, the number of Warrant Shares that the Holder of a Warrant shall be entitled to receive upon exercise thereof shall be adjusted to equal that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to such adjustment of the Exercise Price by a fraction of which:

           (a) the numerator shall be the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and

           (b) the denominator shall be the Exercise Price in effect immediately following such adjustment of the Exercise Price.

           8.3 Notice, Evidence of Adjustments. Whenever the Exercise Price is adjusted as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant to be mailed to the Holders, at their last addresses appearing in the Warrant register, and shall cause a copy thereof to be mailed to each transfer agent for the Common Stock. The Company shall retain a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 8, and a certificate signed by such firm shall accompany said notice and shall be conclusive evidence of the correctness of such adjustments.

           9. Consolidation, Merger, Sale of Assets,
Reorganization, etc.

           9.1 General Provisions. In case the Company at any time after the Effective Date (a) shall consolidate with or merge into any other person and not be the continuing or surviving person of such consolidation or merger, or (b) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock or other securities then issuable upon exercise of the Warrants shall be changed into or exchanged for cash, stock or other securities or property, or (c) shall transfer, directly or indirectly, all or substantially all its properties and assets to any other person, or (d) shall effect a capital reorganization or reclassification of the Common Stock or other securities then issuable upon exercise of the Warrants (other than a capital reorganization or reclassification resulting in an adjustment of the Exercise Price as provided in Section 8.1), then, and in the case of each such transaction, the Company shall make proper provision such that, upon the terms and in the manner provided in this Warrant Agreement, the Holder of each Warrant, upon the exercise thereof at any time after the consummation of such transaction, shall be entitled to receive, at the Exercise Price then in effect, in lieu of the Common Stock or other securities issuable upon such exercise immediately prior to such transaction, the amount of cash, stock or other securities or property to which such Holder would have been entitled if such Warrant had been exercised in full immediately prior to such transaction, subject to adjustments subsequent to such transaction as nearly equivalent as possible to the adjustments provided for in Section 8 and this Section 9.

           9.2 Assumption of Obligation. Notwithstanding anything contained in this Warrant Agreement to the contrary, the Company shall not effect any of the transactions described in subdivisions (a) through (d) of Section 9.1 unless, prior to the consummation thereof, the person (other than the Company) that may be required to deliver any cash, stock or other securities or property upon exercise of any Warrant as provided herein shall assume, by written instrument delivered to the Holders of the Warrants, (a) the obligations of the Company under this Warrant Agreement and the Warrants (and if the Company shall survive the consummation of any such transaction, such assumption shall not release the Company from, any continuing obligations of the Company under this Warrant Agreement and the Warrants), provided that this paranthetical is not intended to and shall not multiply or increase the expected benefits otherwise derived from ownership of the Warrants and (b) the obligation to deliver to such Holder such cash, stock or other securities or other property as such Holder may be entitled to receive in accordance with the provisions of this Section 9. Such person shall similarly deliver to the Company an opinion of counsel to the effect that this Warrant Agreement and the Warrants shall continue in full force and effect after any such transaction and that the terms hereof (including, without limitation, all of the provisions of Section 8 and this Section 9.2) and thereof shall be applicable to the cash, stock or other securities or property that such person may be required to deliver upon any exercise of the Warrants.

           9.3 No Dilution or Impairment. The Company shall not, by amendment of its certificate of incorporation or by-laws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue, sale, grant or assumption of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Agreement or the Warrants, but will at all times, whether or not requested to do so, in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders against dilution or other impairment. Without limiting the generality of the foregoing, the Company agrees that it shall take all such reasonable action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all Warrants from time to time outstanding.

           10. Fractional Interests. The Company shall not be required to issue fractions of shares of Common Stock upon the exercise of any Warrants. If more than one Warrant shall be presented for exercise at the same time by the same Holder, the number of Warrant Shares that shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 10, be issuable on the exercise of any Warrant, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Fair Market Value of one share of Common Stock on the date of exercise.

           11. Restrictions on Dispositions. The Warrant Shares have not been registered under the Act pursuant to the Registration Statement. Prime Charter acknowledges that the Warrants and the Warrant Shares may not be transferred except pursuant to (i) an effective registration statement under the Act, or
(ii) any available exemption from registration under the Act permitting such disposition of securities and upon delivery to the Company of an opinion of counsel, reasonably satisfactory to counsel for the Company, that such exemption from registration is available. Prime Charter agrees that the certificates representing the Warrants and Warrant Shares shall bear an appropriate restrictive legend to such effect.

           12. Registration Rights. The Company will provide such registration rights to the Holders of the Warrants as are set forth in the Registration Rights Agreement dated as of May 23, 1997 (and related side letter) attached as Exhibit B to the Underwriting Agreement.

           13. Notices to Holders.

           13.1 Nothing contained in this Warrant Agreement or in any of the Warrants shall be construed as conferring upon the Holders thereof as such the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter or any other rights whatsoever as stockholders of the Company.

           13.2 In the event the Company intends to:

                 (a) make any distribution on or with respect to its Common Stock (or other securities that may then be issuable in lieu thereof upon the exercise of Warrants), including without limitation any dividend or distribution from earned surplus, any dividend or distribution of stock, assets or evidences of indebtedness, or any similar distribution,

                 (b) issue subscription rights or warrants to holders of its Common Stock,

                 (c) consolidate or merge with or into another entity,

                 (d) liquidate, dissolve or sell or otherwise dispose of substantially all its assets, or

                 (e) take any other action that would result in an adjustment to the Exercise Price or an adjustment to the number of Warrant Shares that the Holder of a Warrant shall be entitled to receive upon exercise thereof, then the Company shall cause a notice of its intention to take such action to be sent by first-class mail, postage prepaid, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such distribution or issuance or to vote upon such proposed consolidation, merger, liquidation, sale or conveyance to each Holder at its address appearing on the Warrant register, but failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such distribution, issuance, consolidation, merger, liquidation, sale or conveyance.

           14. Notices. Any notice or demand required by this Warrant Agreement to be given or made by any Holder to or on the Company shall be sufficiently given or made if sent by registered or certified mail, postage prepaid, or by facsimile transmission addressed as follows:

           Clearview Cinema Group, Inc.
           7 Waverly Place
           Madison, NJ 07940
           Telephone: (201) 377-4646
           Facsimile: (201) 377-4303
           Attention: A. Dale Mayo

Any notice or demand required by this Warrant Agreement to be given or made by the Company to or on the Holder of any Warrant shall be sufficiently given or made, whether or not such Holder receives the notice, if sent by first-class mail, postage prepaid, addressed to such Holder at his last address as shown on the books of the Company.

           15. Governing Law. The validity, interpretation and performance of this Warrant Agreement, of each Warrant issued hereunder and of the respective terms and provisions thereof shall be governed by the laws of the State of New York without giving effect to principles of conflicts of law.

           16. Counterparts. This Warrant Agreement may be executed in two counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Warrant Agreement as of the date first set forth above.






                      CLEARVIEW CINEMA GROUP, INC.



                      By:
                         ----------------------------------------------
                         Name:  A. Dale Mayo
                         Title: Chairman of the Board, President and
                                Chief Executive Officer



                      PRIME CHARTER LTD.



                      By:
                         ----------------------------------------------
                         Name:
                         Title:

                                                                         ANNEX A

NEITHER THE WARRANTS REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NONE OF SUCH SECURITIES MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR (ii) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. IN ADDITION, THE WARRANTS REPRESENTED HEREBY MAY NOT BE TRANSFERRED OR EXERCISED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE WARRANT AGREEMENT DATED AS OF ________ __, 1997 BETWEEN CLEARVIEW CINEMA GROUP, INC. AND PRIME CHARTER LTD.

No._____                                                          _____ Warrants
               Void After 5:00 p.m. New York City Time
                               On ________ , 2002
                          CLEARVIEW CINEMA GROUP, INC.
                               Warrant Certificate

      THIS CERTIFIES THAT, for value received, _________________. or registered assigns, is the Holder of the number of Warrants set forth above, each Warrant entitling the owner thereof to purchase at any time after ______________, 1998 and prior to 5:00 p.m., New York City time, on ________ __, 2002 (the "Expiration Date"), one fully paid and nonassessable share of common stock, par value $.01 per share ("Common Stock"), of Clearview Cinema Group, Inc., a Delaware corporation (the "Company"), at a purchase price per share (the "Exercise Price") initially equal to $[120% of IPO price], upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase (attached hereto) duly executed. The number of Warrants evidenced by this Warrant Certificate (and the number of shares that may be purchased upon exercise thereof, any such shares of Common Stock being referred to as "Warrant Shares") set forth above and the Exercise Price set forth above are the number and Exercise Price as of the date of original issuance of this Warrant Certificate, based on the Common Stock as constituted at such date. As provided in the Warrant Agreement referred to below, the Exercise Price and the number or kind of shares that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are subject to modification and adjustment upon the happening of certain events.

      This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement dated as of ________ __, 1997 between the Company and Prime Charter Ltd., which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which reference is hereby made for a full description of the rights, limitations of rights, duties and immunities hereunder of the Company and the Holders of the Warrant Certificates. A copy of the Warrant Agreement is on file at the principal office of the Company.

      This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or

Warrant Certificates of like tenor, evidencing Warrants entitling the Holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitled such Holder to purchase. If this Warrant Certificate shall be exercised in part, the Holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

      The Exercise Price may be paid in cash or by surrender of the appropriate number of Warrants or Warrant Shares in a cashless exercise or in a combination thereof as provided in Section 4.2 of the Warrant Agreement.

      No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made as provided in the Warrant Agreement.

      No Holder of this Warrant Certificate as such shall be entitled to vote or to receive dividends or to consent or to receive notice as a stockholder of the meetings of stockholders for the election of directors of the Company or any other matter or to any rights whatsoever as stockholder of the Company, until the Warrant or Warrant evidenced by this Warrant Certificate shall have been exercised and the Warrant Shares shall have become delivered as provided in the Warrant Agreement.

      If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Common Stock or other class of stock issuable upon exercise of this Warrant Certificate are closed for any purpose, the Company shall not be required to make delivery of certificates for shares issuable upon such exercise until the date of the reopening of said transfer books as provided in the Warrant Agreement.

      IN WITNESS WHEREOF, Clearview Cinema Group, Inc. has caused the signature (or facsimile signature) of its Chairman and Secretary to be printed hereon.

Dated:  ________ __, 1997

CLEARVIEW CINEMA GROUP, INC.

By:
   --------------------------

Name:

Title:


Attest:

-----------------------------
Secretary

                               FORM OF ASSIGNMENT




(To be executed by the Holder if such Holder desires to transfer the Warrant Certificates).

TO CLEARVIEW CINEMA GROUP, INC.

          FOR VALUE RECEIVED, _______________________________ hereby sells assigns and transfers unto ____________________ this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

DATED:______________________, 19__

                            Signature_____________________________

Signature Guaranteed:

NOTICE:

      The signature on the foregoing assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE


(To be executed if Holder desires to exercise the Warrants evidenced by this Warrant Certificate).

TO CLEARVIEW CINEMA GROUP, INC.

The undersigned hereby (1) irrevocably elects to exercise_______________ Warrants represented by this Warrant Certificate to purchase__________ shares of Common Stock issuable upon the exercise of such Warrants, (2) makes payment in full of the aggregate Exercise Price for such Warrants by enclosure of a bank cashier's check or money order therefor or by surrendering Warrants or shares of Common Stock for application to the aggregate Exercise Price, upon condition that new Warrants be issued for the balance of the Warrants remaining, and (3) requests that certificates for shares and Warrants be issued in the name of:

(Please insert social security or other
      identifying number) ____________


--------------------------------------
(Please print name and address)

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security or other
      identifying number) ____________


--------------------------------------
(Please print name and address)


DATED:______________________, 19__


                            -----------------------------------
                            Signature


Signature Guaranteed:

NOTICE:

      The signature on the foregoing assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.